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                                                                 EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-19291) and related Prospectus of Jacor Communications, Inc. of our report dated February 21, 1997, with respect to the consolidated financial statements of Premiere Radio Networks, Inc. included in this Current Report on Form 8-K(A) dated April 7, 1997.

                                          Ernst & Young LLP

Los Angeles, California
May 2, 1997